SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12
TELEDYNE TECHNOLOGIES INCORPORATED
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Teledyne Technologies Incorporated

Annual Meeting of Stockholders

April 22, 2020

Supplement No. 2 to Definitive Proxy Statement dated March 10, 2020

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, APRIL 22, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Teledyne Technologies Incorporated (“Teledyne” or the “Company”), dated March 10, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, April 22, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders and others by means of a press release that was also posted on the Company’s website on or about April 1, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 22, 2020

***

MOVE TO A VIRTUAL MEETING

April 1, 2020

Meeting Date: Wednesday, April 22, 2020

Meeting Time: 9:00 a.m. (Pacific Time)

Meeting Access: Virtual Stockholder Meeting

The 2020 Proxy Statement and the 2019 Annual Report to Stockholders are available at www.envisionreports.com/TDY

Due to the public health impact from the COVID-19 virus and to protect the well-being of its stockholders, employees and other meeting participants, Teledyne will not hold an in-person Annual Meeting this year. We expect this change in meeting format to be effective for this year only.

To access the virtual Annual Meeting, go to www.meetingcenter.io/212145517 before the scheduled start time. Online access to the meeting will begin at 8:45 a.m. Pacific. Teledyne’s proxy materials are currently available at www.envisionreports.com/TDY.

Attending the Virtual Meeting as a Stockholder of Record

If you were a holder of record of common stock of Teledyne at the close of business on March 2, 2020 (the Record Date) (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare), you can attend the meeting by accessing www.meetingcenter.io/212145517 and entering the 15-digit control number on the Proxy Card or Notice of Availability of Proxy Materials you previously received. The meeting password is TDY2020.

Registering to Attend the Annual Meeting as a Beneficial Owner

If you were a beneficial holder of record of common stock of Teledyne as of the Record Date (i.e. you hold your shares in “street name” through an intermediary, such as a bank or broker), you must register in advance to virtually attend the Annual Meeting. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of shares of Teledyne common stock you held as of the Record Date, along with your name and email address, to Computershare. Please forward the email from your broker, or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern, on April 17, 2020. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetingcenter.io/212145517 and enter your control number and the meeting password TDY2020.

Asking Questions

If you are attending the meeting as a stockholder of record or registered beneficial owner, questions can be submitted by accessing the meeting center at www.meetingcenter.io/212145517, entering your control number and meeting password TDY2020, and clicking on the message icon in the upper right hand corner of the page. To return to the main page, click the “i” icon at the top of the screen.

Voting Shares

If you have not already voted your shares in advance, you will be able to vote your shares electronically during the Annual Meeting by clicking on the “Cast Your Vote” link on the Meeting Center site. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

Attending the Annual Meeting as a Guest

If you would like to enter the meeting as a guest in listen-only mode, click on the “I am a Guest” button after entering the meeting center at www.meetingcenter.io/212145517 and enter the information requested on the following screen. Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, please vote as soon as possible by one of the methods described in the proxy materials for the Annual Meeting to ensure that your shares are represented and voted at the Annual Meeting.

About Teledyne Technologies Incorporated

Teledyne is a leading provider of sophisticated instrumentation, digital imaging products and software, aerospace and defense electronics, and engineered systems. Teledyne’s operations are primarily located in the United States, Canada, the United Kingdom, and Western and Northern Europe. For more information, visit Teledyne’s website at www.teledyne.com.

Forward-Looking Information Cautionary Notice

Teledyne’s virtual Annual Meeting may contain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, directly and indirectly relating to sales, earnings, operating margin, growth opportunities, acquisitions and divestitures, product sales, capital expenditures, pension matters, stock option compensation expense, taxes, strategic plans and other matters. Actual results could differ materially from these forward-looking statements.

Many factors could change the anticipated results, including without limitation: disruptions in the global economy; the spread of the COVID-19 virus resulting in production, supply, contractual and other disruptions, including facility closures; changes in demand for products sold in any one of the markets in which Teledyne participates; funding, continuation and award of government programs; cuts to defense spending resulting from future deficit reduction measures, risks associated with acquisitions; impacts due to political decisions and/or changes in the policies of the U.S. and foreign governments, including economic sanctions; imposition and expansion of, and responses to, trade sanctions and tariffs; threats to the security of our confidential and proprietary information, including cyber security threats; lower oil and natural gas prices and regulations or restrictions relating to energy exploration or production; disruptions from the grounding of certain air transport aircraft and exchange rate fluctuations.

Readers are encouraged to read Teledyne’s 2019 Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for a more complete description of the company, its businesses, its strategies and the various risks it faces.

The company assumes no duty to publicly update or revise any forward-looking statements, whether as a result of new information or otherwise.